EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Allied Waste Industries, Inc. of our report dated February 24, 1998 with respect to the consolidated financial statements of American Disposal Services, Inc. included in the Current Report on Form 8-K/A-1 filed August 27, 1998.


                                                             Ernst & Young LLP


Chicago, Illinois
December 11, 1998